                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

             ------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2001
                                                         ---------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                       13-0853260
   -----------------------------------                --------------------------
      (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
            OF INCORPORATION)                            IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                   07087
   -----------------------------------                       --------------
          (ADDRESS OF PRINCIPAL                                (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

Hanover Direct, Inc. announced that a conference call with management to review the fiscal year 2000 operating results and ongoing strategic restructuring initiatives will be held on Tuesday, April 3, 2001 at 11 a.m. Eastern Standard Time. Parties who would like to participate in the call should call 212-896-6052 between 10:50 a.m. and 10:55 a.m. Eastern Standard Time on Tuesday, April 3, 2001. A re-play of the conference will be available immediately following the call until 11:59 p.m. Eastern Standard Time on April 4, 2001, and can be accessed by calling 800-633-8284 or 858-812-6440, Access #: 18422750.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HANOVER DIRECT, INC.
                                              --------------------------------
                                                        (Registrant)

March 28, 2001                                By:  Brian C. Harriss
                                              --------------------------------
                                              Name:   Brian C. Harriss
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer